SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials


                      INTEGRATED HEALTH TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
[_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

                      INTEGRATED HEALTH TECHNOLOGIES, INC.


                                                November 1, 2002

To Our Stockholders:

      On behalf of the Board of Directors, it is our pleasure to invite you to attend the 2002 Annual Meeting of Stockholders of Integrated Health Technologies, Inc. (the "Company"), which will be held at 9:00 a.m. local time, on November 27, 2002 at the Company's Executive Offices, 225 Long Avenue, Hillside, New Jersey 07205.

      At the Annual Meeting, you will be asked to vote on proposals:

      1. To elect three class III Directors for a three (3) year term;

      2. To ratify the appointment of independent auditors of the Company for the 2002 fiscal year; and

      3. To act upon such other business as may properly come before the
      Meeting:

      It is important that your shares be represented at the Annual Meeting, whether or not you are able to attend. Accordingly, you are urged to sign, date and mail the enclosed proxy promptly. If you later decide to attend the Annual Meeting, you may revoke your proxy and vote your shares in person.


                                                Sincerely,


                                                Seymour Flug
                                                President and
                                                Chief Executive Officer

                      INTEGRATED HEALTH TECHNOLOGIES, INC.
                                  201 Route 22
                           Hillside, New Jersey 07205

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 27, 2002

                             TO THE STOCKHOLDERS OF
                      INTEGRATED HEALTH TECHNOLOGIES, INC.:

      NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders (the "Meeting") of Integrated Health Technologies, Inc., a Delaware corporation ("IHT"), will be held on November 27, 2002, at 9:00 a.m., local time, at the Company's Executive Offices, 225 Long Avenue, Hillside, New Jersey 07205, for the purpose of considering and acting upon the following:

      1. The election of three Directors to IHT's Board of Directors to serve a three-year term as Class III Directors;

      2. Ratification of the appointment of Amper, Politziner & Mattia, P.A. as IHT's independent accountants for the fiscal year ending June 30, 2003; and

      3. The transaction of such other business as may properly come before the Meeting or any adjournment thereof.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSALS NO. 1 AND NO. 2 TO BE PRESENTED TO IHT STOCKHOLDERS AT THE ANNUAL MEETING.


                                        By order of the Board of Directors.


                                        Eleanor DiMartino
                                        Secretary

Hillside, New Jersey
November 1, 2002


      It is important that your shares be represented at this meeting in order that a quorum may be assured. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO DATE, SIGN AND PROMPTLY MAIL THE ENCLOSED CARD IN THE POSTAGE PREPAID ENVELOPE PROVIDED AND TO DO SO IN ADEQUATE TIME FOR YOUR DIRECTIONS TO BE RECEIVED AND TABULATED PRIOR TO THE SCHEDULED MEETING.

                      INTEGRATED HEALTH TECHNOLOGIES, INC.
                                  201 Route 22
                           Hillside, New Jersey 07205


                                 PROXY STATEMENT
                       2002 ANNUAL MEETING OF STOCKHOLDERS


                         To be held on November 27, 2002


                               GENERAL INFORMATION


      This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Integrated Health Technologies, Inc., ("IHT" or the "Company"), a Delaware corporation, to be voted at the 2002 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the Company's Executive Offices, 225 Long Avenue, Hillside, New Jersey 07205 on November 27, 2002, at 9:00 a.m. local time, or at any postponement or adjournment thereof. This Proxy Statement, the Notice of Annual Meeting and the accompanying form of proxy are first being mailed to stockholders on or about November 1, 2002.

      Only holders of record of the Company's common stock, par value $.002 per share ("Common Stock"), at the close of business on October 24, 2002 (the "Record Date"), are entitled to vote on the matters to be presented at the Annual Meeting. The number of shares of Common Stock outstanding on such date and entitled to vote was 6,228,720. Holders of Common Stock are entitled to one vote on each matter to be voted upon by the stockholders at the Annual Meeting for each share held.

      At the Annual Meeting, stockholders will be asked to consider and vote upon (1) the election of three directors to IHT's Board of Directors, each to serve a term of three (3) years as Class III Directors, and (2) the ratification of the appointment of Amper, Politziner, & Mattia, P.A., as IHT's independent auditors for the fiscal year ending June 30, 2003 (the "Independent Auditors Proposal"). At the Annual Meeting, stockholders may also be asked to consider and take action with respect to such other matters as may properly come before the Annual Meeting.

                          QUORUM AND VOTE REQUIREMENTS

      The presence, in person or by proxy, of holders of record of a majority of the shares of Common Stock issued and outstanding and entitled to vote is required for a quorum to transact business at the Annual Meeting, but if a quorum should not be present, the Annual Meeting may be adjourned from time to time until a quorum is obtained. Directors are elected by a plurality of votes cast. The Independent Auditors Proposal and all other matters to properly come before the Annual Meeting will be determined by the affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting. Broker "non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) and shares for which duly executed proxies have been received but with respect to which holders of shares have abstained from voting will be treated as present for purposes of determining the presence of a quorum at the Annual Meeting. Abstentions and broker non-votes have no impact on the election of directors except to reduce the number of votes for the nominees. With respect to all other proposals, broker non-votes are not counted as votes and, therefore, will not be included in vote totals and abstentions will have the effect of a negative vote against such other proposals.

                           SOLICITATION AND REVOCATION

      PROXIES IN THE FORM ENCLOSED ARE BEING SOLICITED BY, AND ON BEHALF OF, THE BOARD OF DIRECTORS. THE PERSONS NAMED IN THE ACCOMPANYING FORM OF PROXY HAVE BEEN DESIGNATED AS PROXIES BY THE BOARD OF DIRECTORS.

      All Common Stock represented by properly executed proxies which are returned and not revoked prior to the time of the Annual Meeting will be voted in accordance with the instructions, if any, given thereon. If no instructions are provided in an executed proxy, it will be voted (1) FOR the election of the directors named below as Class III Directors and (2) FOR the Independent Auditors Proposal, and in accordance with the proxy holder's discretion as to any other business raised at the Annual Meeting. Any stockholder who executes a proxy may revoke it at any time before it is voted by delivering to the Company a written statement revoking such proxy, by executing and delivering a later dated proxy, or by voting in person at the Annual Meeting. Attendance at the Annual Meeting by a stockholder who has executed and delivered a proxy to the Company shall not in and of itself constitute a revocation of such proxy.

      The Company will bear its own cost for the solicitation of proxies. Proxies will be solicited initially by mail. Further solicitation may be made by directors, officers, and employees of the Company personally, by telephone, or otherwise, but any such person will not be specifically compensated for such services. The Company also intends to make, through banks, brokers or other persons, a solicitation of proxies of beneficial holders of the Common Stock. Upon request, the Company will reimburse brokers, dealers, banks and similar entities acting as nominees for reasonable expenses incurred in forwarding copies of the proxy materials relating to the Annual Meeting to the beneficial owners of Common Stock which such persons hold of record.

                      PROPOSAL NO. 1-ELECTION OF DIRECTORS

      At the Annual Meeting, the stockholders will consider and vote upon the election of Mr. Seymour Flug, Mr. Dean DeSantis and Dr. Steven Lamm as Class III Directors, to serve for a term of three (3) years or until their successors are elected and qualified.

      Unless a shareholder WITHHOLDS AUTHORITY, a properly signed and dated proxy will be voted FOR the election of the three nominees, unless the proxy contains contrary instructions. The Board of Directors knows of no reason why any of its nominees will be unable or will refuse to accept election.

If any nominee becomes unable or refuses to accept election, the Board of Directors will either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, proxies will be voted in favor of such nominee.

      The following table sets forth certain information with respect to the members of IHT'S Board of Directors during the fiscal year ended June 30, 2002, including the three incumbent Class III Directors, Mr. Flug, Mr. DeSantis and Dr. Lamm.

      The Class III Directors shall be elected by a plurality of votes cast.

                                                                                 Class of      Director
                                                                       Age       Directors     Since
                                                                       ---       ---------     -----

E. Gerald Kay                                                          66        Class I        1980
   Served as Chairman of the Board and President
   of the Company, and its predecessor since 1980,
   and was president until May 1999.

Riva Kay Sheppard                                                      35        Class I        1991
   Served as Vice President and director of the Company
   since May 1991. Mrs. Sheppard is the daughter of E. Gerald
   Kay and the sister of Christina Kay.

Christina Kay                                                          32        Class II       1994
   Served as Vice President and director of the Company
   since December 1994. Ms. Kay is the daughter of
   Gerald Kay and the sister of Riva Kay Sheppard.

Robert Canarick                                                        52        Class II       1994
   Served as a director of the Company since December
   1994. From January 1998 until August of
   2001 he has served as general  counsel of NIA
   Group, LLC, an all lines independent Insurance agency.
   From August 2001 he has served as President of Links
   Insurance Services, LLC.

Seymour Flug                                                           67        Class III      2000
   Served as President of the Company since May 1999. Prior to
   1999, he was Chairman of the Board of Diners Club International.

Dean DeSantis                                                          39        Class III      2000
   Since 1998, Mr. DeSantis has been the President of Rali Inc., a property development company in Southern Florida. Prior to
   1998 he was the COO of Rexall Sundown, Inc and served as a director of the Company until July of 2000.

Dr. Steven Lamm                                                        54        Class III      2001
  Served as a director of the Company since
  2001. Dr. Lamm is a physician with a private
  practice in New York City.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth, as of October 1, 2002, the beneficial ownership of Common Stock of the Company by each executive officer and director, all executive officers and directors as a group, and each person known to the Company to own beneficially of five percent (5%) or more of the outstanding shares of the Company.

                                   Shares
Officers, Directors and            Beneficially             Percent of Shares
Principal Stockholders             Owned (1)                Beneficially Owned
----------------------             ---------                ------------------
E. Gerald Kay                      4,878,073 (2)(5)               62.4%
Seymour Flug                         750,000 (3)                  10.7%
Riva Kay Sheppard                  1,036,164 (4)(6)               15.4%
Christina Kay                      1,036,164 (4)(6)               15.4%
Eric Friedman                        491,666 (7)                   7.3%
Robert Canarick                      100,000 (8)                   1.6%
Steven Lamm                           55,000 (9)                     *
Dean DeSantis                         25,000 (10)                    *

All directors and
executive officers
as a group (8 persons)             8,372,067 (11)                 78.9%

------------------
*     Less than 1%

(1) Unless otherwise indicated by footnote, the named persons have sole voting and investment power with respect to the share of Common Stock beneficially owned.

(2)   Includes 1,584,632 shares subject to presently exercisable stock options.

(3)   Includes 750,000 shares subject to presently exercisable stock options.

(4)   Includes 516,666 shares subject to presently exercisable stock options.

(5) Shares dispositive power with Christina Kay with respect to 169,358 shares and Riva Kay Sheppard with respect to 169,358 shares.

(6) Shares dispositive power with E. Gerald Kay with respect to 169,358 shares.

(7)   Includes 491,666 shares subject to presently exercisable stock options.

(8)   Includes 100,000 shares subject to presently exercisable stock options.

(9)   Includes 55,000 shares subject to presently exercisable stock options.

(10)  Includes 25,000 shares subject to presently exercisable stock options.

(11)  Includes 4,039,630 shares subject to presently exercisable stock options.

                                    DIRECTORS

      The Board of Directors held two meetings during the fiscal year ended June 30, 2002. All directors attended at least 75% of the meetings of the Board and the committees on which he or she served.

      No compensation was paid to any director for his or her services to the Board of Directors or any committee. The only standing committee of the Board of Directors is the Audit Committee, whose members are Messrs. Canarick and Dr. Lamm. The Audit Committee periodically consults with the Company's management and independent public accountants of financial matters, including the Company's internal financial controls and procedures. The Audit Committee met once in Fiscal 2002, and all members attended the meeting. Mr. Canarick and Dr. Lamm serve on the Audit Committee.

                               EXECUTIVE OFFICERS

      The following individual is an executive officer of the Company but is not a Director or Nominee for Director:

      Eric Friedman, age 54, has been the Chief Financial Officer and Treasurer of the Company since June 1996. From June 1978 through May 1996, he was a partner in Shachat and Simson, a certified public accounting firm that audited the Company's financial statements from June 1976 until June 1995. Mr. Friedman was a director of Wire One Technologies, Inc., a publicly traded video conferencing and communications company until his resignation in June of 2001.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Based on a review of Forms 3,4 and 5 submitted to the Company during and with respect to Fiscal 2002, all statements of beneficial ownership required to be filed with the Securities and Exchange Commission (the "Commission") were timely filed.

                             EXECUTIVE COMPENSATION

      The following table shows, for the fiscal years ended June 30, 2002, 2001, 2000, certain compensation information as to the Chief Executive Officer and each executive officer of the Company who served as an executive officer during the fiscal year ended June 30, 2002, and whose salary and bonus exceeded $100,000 in 2002 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE


                                                             Long Term
                                Annual Compensation         Compensation
                                -------------------         ------------

                                                              Securities
Name and                                                      Underlying           All Other
Principal Position           Year      Salary     Bonus    Stock Options        Compensation
------------------           ----      ------     -----    -------------        ------------
E. Gerald Kay (3)            2002      97,500        --          400,000     20,142 (1)(2)(3)
Chairman of the Board        2001     110,000        --          300,000     20,862 (1)(2)(3)
                             2000      74,685        --          750,000     32,155 (1)(2)(3)

Seymour Flug                 2002      65,130        --          300,000         -- (3)
President and Chief          2001      73,480        --          200,000         -- (3)
Executive Officer            2000     113,038        --          250,000         -- (3)

Eric Friedman                2002     161,250        --           75,000      4,406 (2)(3)
Chief Financial Officer      2001     181,923                    100,000      2,450 (2)(3)
And Vice President           2000     215,000     3,305          150,000      2,636 (2)(3)

Riva Kay Sheppard            2002     100,000    25,000          100,000      9,150 (2)(3)
Vice President               2001     100,000     3,846          100,000      6,100 (2)(3)
                             2000     100,000     3,846          150,000      5,274 (2)(3)

Christina Kay                2002      98,486    25,000          100,000      6,525 (2)(3)
Vice President

(1) Includes the Company's portion of premiums amounting to $10,992 and $13,512 during the fiscal years ended June 30, 2002 and 2001 respectively on a split dollar life insurance arrangement on Mr. Kay's life. The Company also provides Mr. Kay with the use of a Company car.

(2) The disclosed amount includes the Company's matching contributions under the Company's 401-K plan.

(3)   The Company also provides the individuals with the use of a Company car.

                                  OPTION GRANTS
                   DURING THE FISCAL YEAR ENDED JUNE 30, 2002

      The following table sets forth individual grants of stock options by IHT pursuant to the Chem International, Inc. Stock Option Plan to the Named Executive Officers during the fiscal year ended June 30, 2002

                                       % of Total
                                       Granted to
                  Securities Options   Employees in   Exercise      Expiration
Name              Granted (#)(1)       Fiscal Year    Price (2)     Date
----              --------------       -----------    ---------     ----

E. Gerald Kay     130,000              11.5%            .0825       October 19, 2006
E. Gerald Kay     270,000              23.9%            .0825       October 19, 2011
Seymour Flug      300,000              26.5%            .0750       October 19, 2011
Eric Friedman      75,000               6.6%            .0750       October 19, 2011
Riva Sheppard     100,000               8.8%            .0750       October 19, 2011
Christina Kay     100,000               8.8%            .0750       October 19, 2011

(1) The date of grant for these options was October 19, 2001, which become exercisable on October 19, 2002.

(2) The exercise price of the options is equal to the fair market value of shares of Common Stock of the Company on the date of grant of the options except for the 400,000 of stock options granted to Mr. Kay which is equal to 110% of the fair market value on the date of grant.

AGGREGATED OPTIONS EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTIONS VALUES

      The following tables sets forth information with respect to the Named Executive Officers concerning the exercise of options during the last fiscal year and unexercised options held at the end of the fiscal year ended June 30, 2002 based on the last sale price of a share of Common Stock on June 28, 2002 of $0.42.

                                            NUMBER OF SECURITIES
                                            UNDERLYING              VALUE OF UNEXERCISED
                                            UNEXERCISED OPTIONS     IN-THE-MONEY OPTIONS
                  ACQUIRED ON     VALUE     AT FISCAL YEAR END      AT FISCAL YEAR END ($)
                   EXERCISE      REALIZED   (#) EXERCISABLE /       EXERCISABLE /
NAME                  (#)          ($)      UNEXERCISABLE           UNEXERCISABLE
------------------------------------------------------------------------------------------

E. Gerald Kay         --            --      1,184,632 / 400,000           0/0
Seymour Flug          --            --        450,000 / 300,000           0/0
Eric Friedman         --            --        416,666 /  75,000           0/0
Riva Sheppard         --            --        416,666 / 100,000           0/0
Christina Kay         --            --        416,666 / 100,000           0/0

                     CERTAIN RELATIONSHIPS AND TRANSACTIONS

      Warehouse and office facilities are leased from Vitamin Realty Associates, L.L.C., a limited liability company, which is 90% owned by E. Gerald Kay, Riva Kay Sheppard and Christina Kay (all stockholders and directors of the Company) and 10% owned by Eric Friedman, the Company's Chief Financial Officer. The lease was effective on January 10, 1997 and provides for minimum annual rentals of $346,000 through January 10, 2002, plus increases in real estate taxes and building operating expenses. At its option, the Company has the right to renew the lease for an additional five year period. On April 28, 2000 the lease was amended reducing the square footage and extending the lease to May 31, 2015.

                         PROPOSAL NO. 2 RATIFICATION OF
                     THE APPOINTMENT OF INDEPENDENT AUDITORS

      The Board of Directors of IHT has appointed the firm of Amper, Politziner & Mattia, P.A., independent auditors, to audit the consolidated financial statements of Integrated Health Technologies, Inc. and its subsidiaries for the fiscal year ending June 30, 2003, subject to ratification by the IHT Stockholders.

      A member of Amper, Politziner & Mattia, P.A. is expected to be present at the Annual Meeting and to be provided with the opportunity to make a statement if such member desires to do so and to be available to respond to appropriate questions from shareholders.

Audit Fees

      The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended June 30, 2002 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year, were $68,765 all of which are attributable to Amper, Politziner & Mattia, P.A.

Financial Information Systems Design and Implementation Fees

      Amper, Politziner & Mattia, P.A. did not render professional services relating to financial information systems design and implementation for the fiscal year ended June 30, 2002.

All Other Fees

      Amper, Politziner & Mattia, P.A. did not receive fees, other than fees for the services described under "Audit Fees", for the fiscal year ended June 30, 2002.

Recommendation and Vote

Approval of the Independent Auditors Proposal requires the affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, at the Annual Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE INDEPENDENT AUDITORS PROPOSAL.

                             AUDIT COMMITTEE REPORT

      The Audit Committee of the Board of Directors of the Company (the "Audit Committee") is composed of two (2) directors. The Board of Directors has adopted an Audit Committee Charter. Management is responsible for the Company's internal control and financial reporting process. The Company's independent public accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

      In this context, the Audit Committee has met and held discussions with Management and the Company's independent public accountants. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with Management and the Company's independent public accountants. The Audit Committee discussed with the independent public accountants matters required to be discussed by Statement of Auditing Standards Numbers 90 and 61 (communication with Audit Committees). The Company's independent public accountants also provided to the Audit Committee the written disclosures required by Independence Standard No. 1 (independence discussions with Audit Committee), and the Audit Committee discussed with the independent public accountants that firm's independence. The Audit Committee has also considered whether the independent auditors' provision of information technology and other non-audit services to the Company is compatible with the auditor's independence.

      Based upon the Audit Committee's discussions with Management and the independent public accountants and the Audit Committee's review of the representation of Management and the report of the independent public accountants, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended June 30, 2002 filed with the Securities and Exchange Commission.

      The foregoing has been approved by all members of the Audit Committee.

                                                Robert Canarick
                                                Steven Lamm

                   DATE FOR SUBMISSION OF STOCKHOLDER PROPOSAL

      Stockholder proposals to be included in the Company's proxy statement with respect to the 2003 Annual Meeting of Stockholders must be received by the Company at its Executive Offices located at 201 Route 22, Hillside, New Jersey 07205 no later than July 5, 2003.

                             DISCRETIONARY AUTHORITY

A duly executed proxy given in connection with the Company's 2002 Annual Meeting of Stockholders will confer discretionary authority on the proxies named therein, or any of them, to vote at such meeting on any matter of which the Company does not have written notice on or before September 17, 2002, which is forty-five (45) days prior to the date on which the Company is first mailing its proxy materials for its 2002 Annual Meeting of Stockholders, without advice in the Company 2002 Proxy Statement as to the nature of such matter.

                          OTHER BUSINESS OF THE MEETING

      The Company is not aware of any matters to come before the Annual Meeting other than those stated in this Proxy Statement. However, in as much as matters of which management of the Company is not now aware may come before the Annual Meeting or any adjournment, the proxies confer discretionary authority with respect to acting thereon, and the persons named in such proxies intend to vote, act and consent in accordance with their discretion with respect thereto.

                             ADDITIONAL INFORMATION

      COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED JUNE 30, 2002 MAY BE OBTAINED WITHOUT CHARGE BY ANY STOCKHOLDER TO WHOM THIS PROXY STATEMENT IS SENT, UPON WRITTEN REQUEST TO THE CHIEF FINANCIAL OFFICER, INTEGRATED HEALTH TECHNOLOGIES, INC., 201 ROUTE 22, HILLSIDE, NEW JERSEY 07205.


                                      By order of the Board of Directors



                                      Seymour Flug
                                      President and Chief Executive Officer

November 3, 2002